CERTIFICATE OF DESIGNATIONS OF
                        POINTE COMMUNICATIONS CORPORATION

     Pointe Communications Corporation (the "Corporation"), a corporation organized and existing under the laws of the State of Nevada, certifies that pursuant to the authority contained in Article V of its Articles of Incorporation, as amended (the "Articles of Incorporation") and in accordance with the provisions of Section 78.1955 of the Nevada Revised Statutes (the "NRL"), the Board of Directors of the Corporation (the "Board of Directors") has adopted the following resolution which resolution remains in full force and effect on the date hereof.

     RESOLVED, that pursuant to the authority vested in the Board of Directors by the Articles of Incorporation, the Board of Directors does hereby designate, create, authorize and provide for the issuance of Class B Convertible Senior Preferred Stock (the "Class B Preferred Stock"), par value $0.01 per share consisting of 10,000 shares, no shares of which have heretofore been issued by the Corporation, having the following voting powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof as follows:

     Section  1.     Dividends.
                     ---------

          (1)     Priority  of Dividends.  No dividends shall be declared or set
                  ----------------------
aside for the Common Stock or any other class or series of the Corporation's capital stock that ranks junior to the Class B Preferred Stock (collectively, the "Junior Stock") unless prior thereto all accumulated and unpaid dividends on the Class B Preferred Stock shall be declared, set aside and paid. (At the date hereof, all outstanding capital stock of the Corporation ranks junior to the Class A and Class B Preferred Stock.) So long as any Class B Preferred Stock remains outstanding, without the prior written consent of the holders of a sixty-six and two-thirds percent (66 2/3%) (a "Supermajority") of the outstanding shares of Class B Preferred Stock, the Corporation shall not, nor shall it permit any of its subsidiaries to, redeem, purchase or otherwise acquire directly or indirectly any Junior Stock, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior Stock, if at the time of any such redemption, purchase, acquisition, dividend or distribution the Corporation has failed to pay the full amount of all accumulated and unpaid dividends on the Class B Preferred Stock or the Corporation has failed to make any redemption of the Class B Preferred Stock required hereunder.

          (2) If the Board of Directors determines to pay dividends due and payable pursuant to this Section 1 in cash, and in the event that funds legally available for distribution of such dividends on any Dividend Payment Date (as defined in paragraph (c) of this Section 1) are insufficient to fully pay the cash dividend due and payable on such Dividend Payment Date to all holders of outstanding Class B Preferred Stock, then all funds legally available for distribution shall be paid in cash to holders of Class B Preferred Stock in accordance with the number of shares of Class B Preferred Stock held by each such holder. Any remaining dividend amount owed to holders of the Class B Preferred Stock shall be accrued in accordance with paragraph (c) of this
Section 1. The holders of the Class B Preferred Stock shall have senior preference and priority to the dividends of the Corporation on any Junior Stock and pari passu to the Class A Preferred Stock.

          (3)     Stock  Dividend  Rate; Dividend Payment Dates.  Each holder of
                  ---------------------------------------------
Class B Preferred Stock shall be entitled to receive when and as declared by the Board, out of funds legally available therefor, cumulative dividends, in preference and priority to dividends on any Junior Stock and pari passu with dividends on the Class A Preferred Stock, that shall accrue daily, and compound quarterly, on each share of the Class B Preferred Stock at the rate of twelve percent (12%) per annum (subject to adjustment pursuant to Section 8) on the sum of the Liquidation Price (as defined) thereof plus all accumulated and unpaid dividends thereon, from and including the date on which such stock was first issued (the "Original Issue Date") to and including the date on which such share ceases to be outstanding. The accrued dividends will be appropriately adjusted for stock splits, stock dividends, combinations, recapitalizations, reclassifications, mergers, consolidations and other similar events (each, a "Recapitalization Event" and collectively, "Recapitalization Events") which affect the number of outstanding shares of the Class B Preferred Stock. Accrued dividends on the Class B Preferred Stock shall be payable out of funds legally available therefor on September 30, 1999 and thereafter quarterly on December 31, March 31, June 30, and September 30 of each year (each a "Dividend Payment Date"), to the holders of record of the Class B Preferred Stock as of the close of business on the applicable record date. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends, and such dividends shall be fully cumulative and shall accrue on a daily basis based on a 365-day or 366-day year, as the case may be, without regard to the occurrence of a Dividend Payment Date and whether or not such dividends have been declared and whether or not there are any unrestricted funds of the Corporation legally available for the payment of dividends. The amount of dividends "accrued" with respect to any share of Class B Preferred Stock as of the first Dividend Payment Date after the Original Issue Date, or as of any other date after the Original Issue Date that is not a Dividend Payment Date, shall be calculated on the basis of the actual number of days elapsed from and including the Original Issue Date, in the case of the first Dividend Payment Date and any date of determination prior to the first Dividend Payment Date, or from and including the last preceding Dividend Payment Date, in the case of any other date of determination, to and including such date of determination which is to be made, in each case based on a year of 365 or 366 days, as the case may be. Whenever the Board declares any dividend pursuant to this Section 1, notice of the applicable record date and related Dividend Payment Date shall be given in accordance with Section 4(k) hereof.

          (4)     Pro  Rata Declaration and Payment of Dividends.  All dividends
                  ----------------------------------------------
paid  with  respect  to  shares  of the Class B Preferred Stock pursuant to this
Section  1  shall be declared and paid pro rata to all the holders of the shares
                                       --- ----
of  Class  B  Preferred  Stock  outstanding  as  of  the applicable record date.


                                      2 -

          (5)     Payment  of Dividends with Additional Shares.  Notwithstanding
                  --------------------------------------------
any other provision of this Section 1, in the sole discretion of the Corporation, any dividends accruing on the Class B Preferred Stock may be paid in lieu of cash dividends by the issuance on the applicable Dividend Payment Date, ratably among the holders of Class B Preferred, of that number of additional shares of Class B Preferred Stock (including fractional shares) ("Additional Shares") in an aggregate number equal to (i) the aggregate amount of the dividend to be paid divided by (ii) the Stated Value then existing as of such applicable Dividend Payment Date. If and when any Additional Shares are issued under this Section 1(e) for the payment of accrued divi-dends, such Additional Shares shall be deemed to be validly issued and outstanding and fully-paid and nonassessable.

     Section  2.     Liquidation,  Dissolution  or  Winding  Up.
                     ------------------------------------------

          (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, any merger as a result of which the stockholders of the Corporation do not have a majority of the voting power of the stockholders of the surviving entity, or consolidation of the Corporation with another entity (whether or not the Corporation is the surviving entity) or the sale of substantially all of its assets (each such event, a "Liquidation"), except as provided in paragraph (b) of this Section 2, the holders of shares of Class B Preferred Stock then outstanding shall be entitled, ratably in proportion to the number of shares of Class B Preferred Stock held by such holders, to be paid out of the assets of the Corporation available for distribution to its stockholders before payment to the holders of Junior Stock by reason of their ownership thereof, an amount equal to $3,000.00 per share of Class B Preferred Stock (subject to appropriate adjustment for any Recapitalization Events) (the "Stated Value"), plus an amount equal to all accumulated and unpaid dividends on such share of Class B Preferred Stock since the Original Issue Date thereof as of such time of determination (collectively, the "Liquidation Price" per share). Upon such payment, the Class B Preferred Stock will be retired. Notwithstanding the foregoing, the Pensat Transaction (hereinafter defined) shall not be deemed a Liquidation for purposes of this
Section 2. "Pensat Transaction" shall mean the transactions contemplated by that certain letter of intent and term sheet between the Company and Pensat International Communications, Inc. ("Pensat"), dated July 26, 1999, including, but not limited to, the purchase by Pensat or affiliates thereof, or other parties, of Class C Preferred Stock for an aggregate purchase price of at least $20,000,000.

          (2) If upon any such Liquidation the remaining assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the holders of shares of Class A Preferred Stock and Class B Preferred Stock the full amount to which they shall be entitled, then the entire assets of the Corporation shall be distributed among the holders of shares of Class A Preferred Stock and Class B Preferred Stock, ratably in proportion to the full amount to which such holders are entitled.

          (3) After the payment of all preferential amounts required to be paid to the holders of Class A Preferred Stock and Class B Preferred Stock, upon a Liquidation, the holders of shares of the Junior Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its shareholders.


                                      3 -

          (4) In the event of a distribution pursuant to this Section 2, such distribution shall be paid in cash or in the event and to the extent that cash is not available for distribution, in securities or property. Whenever such distribution shall be in securities or property other than cash, the value of such securities or property other than cash shall be the fair market value of such securities or other property as determined by the Board of Directors in good faith.

     Section  3.     Voting  Rights.
                     --------------

          (1) Each holder of shares of Class B Preferred Stock shall be entitled to votes equal in the aggregate to the number of votes to which the number of whole shares of Common Stock into which such shares of Class B Preferred Stock held by such holder are convertible would be entitled (as adjusted from time to time pursuant to Section 4 hereof), at each meeting of the shareholders of the Corporation (and for purposes of written actions of shareholders in lieu of meetings) with respect to any and all matters presented to the shareholders of the Corporation for their action or consideration, and shall be entitled to notice of any shareholders' meeting in accordance with the Bylaws of the Corporation. Except as otherwise provided herein or required by law, holders of shares of Class B Preferred Stock shall vote with the holders of shares of Common Stock and any other class of stock of the Corporation entitled to vote and not as a separate class. Holders of shares of the Class B Preferred Stock shall have the right to vote as a class on all matters requiring their vote or approval under, and in the manner set forth in, the NRL and as provided herein, including voting on the director pursuant to paragraph (c) below. Except as otherwise provided herein, any class vote pursuant to this Section 3 or required by law shall be determined by the holders of a Supermajority of the shares of capital stock of such class voting as a class as of the applicable record date.


                                      4 -

          (2) For so long as any shares of Class B Preferred Stock remain outstanding, the Corporation shall not amend, alter or repeal or otherwise change any provision of these Articles of Incorporation, as amended (whether by merger, consolidation or otherwise), the resolutions of its Board authorizing and designating the Class B Preferred Stock, or the preferences, special rights or other powers of the Class B Preferred Stock, in each case so as to affect adversely any of the rights, powers, preferences or privileges of the Class B Preferred Stock, without the written consent or affirmative vote of the holders of at least a Supermajority of the then outstanding shares of Class B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, in person or by proxy; provided, however, that no amendment or modification to the Class B Preferred Stock shall be effective without the consent of Opportunity Capital Partners II, L.P. ("OCP II") and Opportunity Capital Partners III, L.P. ("OCP III"), if such amendment or modification would adversely affect the shares of Class B Preferred Stock held by OCP II and OCP III in a manner different from the effect of the amendment or modification on the shares of Class B Preferred Stock held by TSG Capital Fund III, L.P. For this purpose, without limiting the generality of the foregoing, amendments, alterations, repeals or other changes to any provision of these Articles of Incorporation, as amended (whether by merger, consolidation or otherwise), considered to affect adversely any of the rights, powers, preferences or privileges of the Class B Preferred Stock shall include, but are not limited to: (i) the creation, authorization, issuance, or increase in the authorized amount of, any preferred stock (except for increases in the authorized amount of and issuance of shares of Class A Preferred Stock or Class B Preferred Stock solely for the purpose of paying dividends pursuant to Section 1(e) hereof) or any other class or series of any equity securities, or any warrants, options or other rights convertible or exchangeable into any class or series of any equity securities of the Corporation, having a preference or priority over or ranking pari passu with the Class B Preferred Stock as to the
                           ---- -----
right to receive dividends or amounts distributable upon Liquidation of the Corporation; (ii) those that reduce the dividend rates on the Class B Preferred Stock or cancel accumulated and unpaid dividends; (iii) those that change the relative seniority rights of the holders of the Class B Preferred Stock as to the payment of dividends in relation to the holders of any other capital stock of the Corporation; or (iv) those that reduce the amount payable to the holders of the Class B Preferred Stock upon a Liquidation or change the seniority of the liquidation preferences of the holders of the Class B Preferred Stock relative to the rights upon a Liquidation of the holders of any other capital stock of the Corporation.

          (3) In addition to and distinct from the matters described in Sections 3(a) and 3(b) above, the holders of the Class B Preferred Stock shall have the right to designate one individual to be a member of the Board of Directors. The director duly designated to the Board of Directors in accordance with this Section 3(c) shall be subject to removal only at the request of the holders of the Class B Preferred Stock and in accordance with Nevada Revised Statutes 78.335. If the holders of the Class B Preferred Stock for any reason fail to designate anyone to fill any such directorship, such position shall remain vacant until such time as the holders of the Class B Preferred Stock designate a director to fill such position and shall not be filled by resolution or vote of the Board of Directors or the Corporation's other shareholders.

     Section  4.     Conversion  at  the  Option  of  a  Holder.
                     ------------------------------------------

     The holders of the Class B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

          (1)     Right  to  Convert.  From  and  after  the  amendment  of  the
                  ------------------
Articles of Incorporation of the Corporation to increase the authorized shares of Common Stock to at least 200,000,000 each share of Class B Preferred Stock shall be convertible at the option of the holder thereof, at any time, into such number of fully-paid and nonassessable shares of Common Stock as determined by dividing the Conversion Value (as defined) by the Conversion Price (as defined) then in effect (as appropriately adjusted in accordance with this Section 4). No additional consideration shall be paid by a holder of Class B Preferred Stock upon exercise of its respective Conversion Rights pursuant to this paragraph
(a).

               (1)     Conversion  Value.  The "Conversion Value" for each share
                       -----------------
of Class B Preferred Stock shall be the Liquidation Price per share of Class B Preferred Stock.


                                      5 -

               (2)     Conversion  Price.  The  conversion price at which shares
                       -----------------
of Common Stock shall be deliverable upon conversion of Class B Preferred Stock without the payment of additional consideration by the holder thereof shall initially be $1.75 (the "Conversion Price"). Such initial Conversion Price (and therefore the corresponding rate at which shares of Class B Preferred Stock may be converted into shares of Common Stock), shall be subject to adjustment as provided in this Section 4.

          (2)     Fractional Shares.  No fractional shares of Common Stock shall
                  -----------------
be issued upon conversion of the Class B Preferred Stock. In lieu of any fractional shares to which a holder of Class B Preferred Stock would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

          (3)     Mechanics  of  Conversion.
                  -------------------------

               (1) In order for a holder of Class B Preferred Stock to convert shares of Class B Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Class B Preferred Stock at the office of the transfer agent for the Class B Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of Class B Preferred Stock represented by such certificate or certificates and stating therein the name or names in which the holder desires the certificate or certificates for shares of the Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. Each date of receipt of such certificates and notice by the transferring agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be a conversion date (each, a "Conversion Date"). The Corporation shall, as soon as practicable after each Conversion Date and no later than two (2) days after the Conversion Date, (i) issue and deliver at such office to such holder of Class B Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share in accordance with paragraph (b) above, or (ii) in lieu of delivering physical certificates representing the shares of Common Stock, provided the Corporation's transfer agent is participating in the Depositary Trust Issuer Fast Automated Securities Transfer ("FAST") program, upon request of the holder, the Corporation shall use its best efforts to cause its transfer agent to electronically transmit the shares of Common Stock issuable upon conversion of the Class B Preferred Stock to the holder by crediting the account of the holder's prime broker with Depositary Trust Company through its Deposit Withdrawal Agent Commission system. Such conversion shall be deemed to have been made immediately prior to the close of business on the applicable Conversion Date, and the person entitled to receive certificates of Common Stock on such date shall be regarded for all corporate purposes as the holder of the number of shares of Common Stock to which it is entitled upon the conversion on such Conversion Date.


                                      6 -

          (2) The Corporation shall, at all times when any of the Class B Preferred Stock shall remain outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Class B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Class B Preferred Stock.

          (3) All shares of Class B Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock and cash in lieu of fractional shares in exchange therefor. Any shares of Class B Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Class B Preferred Stock, accordingly.

          (4)     Adjustments  to  Conversion  Price  for  Diluting  Issues.
                  ---------------------------------------------------------

               (1)     Special  Definitions.  For purposes of this Section 4(d),
                       --------------------
the  following  definitions  shall  apply:

                         (1)     "Option" shall mean rights, options or warrants
to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities (as defined), excluding (1) options granted to employees, officers, directors or consultants of the Corporation or rights, warrants, or other convertible securities which, in each case, are outstanding as of the First Issue Date (as defined), (2) any warrants issued on the First Issue Date or in connection with or as a direct result of the issuance of the Class B Preferred Stock pursuant to the Securities Purchase Agreement dated as of September 7, 1999, by and among the Corporation, TSG, OCP II, and OCP III (the "Securities Purchase Agreement") or the Pensat Transaction, or (3) options granted to employees, officers, directors or consultants pursuant to stock option plans existing on the First Issue Date or adopted by the Board of Directors and approved by the Compensation Committee of the Board of Directors after the First Issue Date.

               (2) "First Issue Date" shall mean the first date on which shares of Class B Preferred Stock were first issued.

               (3) "Convertible Securities" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, other than (1) securities excluded from the definition of "Option" in subparagraph (A) of this Section 4(d)(i), or (2) outstanding on the First Issue Date or issued under the Securities Purchase Agreement or the Pensat Transaction.

               (4) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to subparagraph (iii) below, deemed to be issued) by the Corporation after the First Issue Date, other than shares of Common Stock issued or issuable:


                                      7 -

                    (1) upon the conversion of shares of Class A and B Preferred Stock outstanding;

                    (2) as a dividend or distribution on Class A and B Preferred Stock;

                    (3) by reason of a dividend, stock split, split-up or other distribution on shares of the Class A and B Preferred Stock or Common Stock;

                    (4) upon the exercise of securities excluded from the definition of "Option" in subparagraph (A) of this Section 4(d)(i) and "Convertible Securities" under subparagraph (c) of this Section 4 (d) (i); or

                    (5) in connection with an acquisition or other transaction by the Corporation, in either case approved by the holders of at least a Supermajority of the then outstanding shares of the Class B Preferred Stock, unless the Corporation agrees to include such issuance in the definition of "Additional Shares of Common Stock" in connection with obtaining the approval of the holders of at least a Supermajority of the then outstanding shares of the Class B Preferred Stock to such acquisition or other transaction; or

                    (6) by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock excluded from the definition of "Additional Shares of Common Stock" by the foregoing clauses (1), (2), (3), (4) and (5) or this clause (6).

          (2)     No  Adjustment  of  Conversion  Price.  No  adjustment  in the
                  -------------------------------------
number of shares of Common Stock into which the Class B Preferred Stock is convertible shall be made, by adjustment in the Conversion Price thereof: (A) unless the consideration per share (determined pursuant to subparagraph (v) below) for an Additional Share of Common Stock issued or deemed to be issued pursuant to subparagraph (iii) below by the Corporation is less than the Conversion Price in effect immediately prior to, the issuance of such Additional Share of Common Stock, or (B) if prior to such issuance, the Corporation receives written notice from the holders of at least a Supermajority of the then outstanding shares of Class B Preferred Stock agreeing that no such adjustment shall be made as the result of the issuance of such Additional Shares of Common Stock.


                                      8 -

          (3)     Issue  of  Securities  Deemed  Issue  of  Additional Shares of
                  --------------------------------------------------------------
Common  Stock.  If  the  Corporation  at any time or from time to time after the
-------------
First Issue Date shall issue any Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issuance, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to subparagraph (v) below) of such Additional Shares of Common Stock would be less than the Conversion Price in effect immediately prior to such issuance, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

               (1) No further adjustment in the Conversion Price shall be made upon the subsequent issuance of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

               (2) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the conversion price computed upon the original issuance thereof, and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

               (3) No readjustment pursuant to clause (B) above shall have the effect of increasing the Conversion Price to an amount which exceeds the Conversion Price on the original adjustment date; and

               (4) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price then in effect shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment which was made upon the issuance of any such Option or Convertible Security which had not been exercised or converted prior to such change been made upon the basis of such change in the number of shares of Common Stock, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise or conversion of any such Option or Convertible Security.

               (5) Upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue date thereof, and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                    (1) in the case of Convertible Securities or Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company upon such exercise; or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange; and


                                      9 -

                    (2) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company upon the issue of the Convertible
Securities  with  respect  to  which  such  Options  were  actually  exercised.

          (4)     Adjustment  of  Conversion  Price  Upon Issuance of Additional
                  --------------------------------------------------------------
Shares  of  Common  Stock.  In the event the Corporation shall at any time after
-------------------------
the First Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to subparagraph
(iii) above, but excluding shares issued as a dividend or distribution as provided in paragraph (f) below or upon a stock split or combination as provided in paragraph (e) below), for a consideration per share (determined pursuant to subparagraph (v) below) less than the Conversion Price in effect immediately prior to such issuance, then and in each such case, such Conversion Price shall be reduced, concurrently with such issuance, to a Conversion Price equal to the price determined by dividing (a) the sum of (1) the product derived by multiplying the Conversion Price in effect immediately prior to such issuance by the number of shares of Common Stock outstanding immediately prior to such issuance (together with the number of shares of Common Stock then issuable upon conversion of the outstanding shares of Class B Preferred Stock and the conversion or exercise of any Convertible Securities or Options), plus (2) the aggregate consideration received by the Corporation (as determined pursuant to subparagraph (v) below) upon such issuance, by (b) the number of shares of Common Stock outstanding immediately after such issuance (together with the number of shares of Common Stock then issuable upon conversion of the outstanding shares of Class B Preferred Stock and the conversion or exercise of any Convertible Securities or Options).

     In the event the Corporation issues convertible preferred stock in connection with and as part of the Pensat Transaction, the Conversion Price shall be adjusted to be equal to the conversion price of the convertible preferred stock issued in connection with the Pensat Transaction on the date of issuance of such shares, but in no event higher than $2.16.

     No adjustment of the Conversion Price, however, shall be made in an amount less than $.01 per share, and any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per share or more. Any adjustments to the Conversion Price shall be rounded to the nearest $.01 per share.

          (5)     Determination  of Consideration.  For purposes of this Section
                  -------------------------------
4(d), the consideration received by the Corporation for the issuance of any Additional Shares of Common Stock shall be computed as follows:

               (1)     Cash  and  Property.  Such  consideration  shall:
                       -------------------


                                      10 -

                    (1) insofar as it consists of cash, be computed at the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends;

                    (2) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issuance, as is reasonably determined in good faith by the Board of Directors; and

                    (3) in the event Additional Shares of Common Stock are issued together with other shares of securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as is reasonably determined in good faith by the Board of Directors.

               (2)     Options  and  Convertible  Securities.  The consideration
                       -------------------------------------
per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to subparagraph (iii) above, relating to Options and Convertible Securities, shall be determined by dividing:

                    (1) the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

               (2) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

          (5)     Adjustment  for  Stock  Splits  and  Combinations.  If  the
                  -------------------------------------------------
Corporation shall at any time or from time to time after the First Issue Date effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the First Issue Date combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.


                                      11 -

          (6)     Adjustment  for  Certain  Dividends  and Distributions. In the
                  ------------------------------------------------------
event the Corporation at any time, or from time to time after the First Issue Date, shall make or issue a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price then in effect shall be decreased as of the time of such issuance, by multiplying the Conversion Price then in effect by a fraction:

               (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

               (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

          (7)     Adjustments  for  Other  Dividends  and Distributions.  In the
                  -----------------------------------------------------
event the Corporation at any time or from time to time after the First Issue Date shall make or issue a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Class B Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had their Class B Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Class B Preferred Stock.

          (8)     Adjustment  for  Reclassification,  Exchange, or Substitution.
                  -------------------------------------------------------------
If the Common Stock issuable upon the conversion of the Class B Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Class B Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Class B Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.


                                      12 -

          (9)     Adjustment  for  Merger  or  Reorganization.  In  case  of any
                  -------------------------------------------
consolidation or merger of the Corporation with or into another corporation, each share of Class B Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Class B Preferred Stock would have been entitled if it had converted its shares immediately prior to such consolidation or merger; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Class B Preferred Stock, to the end that the provisions set forth in this
Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be practicable, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Class B Preferred Stock.

          (10)     No  Impairment.  The  Corporation  will  not, by amendment of
                   --------------
these Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Class B Preferred Stock.

          (11)     Notice  of  Record  Date.  In  the  event:
                   ------------------------

               (1) that the Corporation shall propose to declare a dividend (or any other distribution) on its Common Stock, whether payable in cash, property, Common Stock or other securities of the Corporation, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

               (2) that the Corporation shall propose to subdivide or combine its outstanding shares of Common Stock;

               (3) that the Corporation shall propose to effect any reclassification or recapitalization of the Common Stock of the Corporation outstanding (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or any consolidation or merger of the Corporation into or with another corporation; or

               (4) that the Corporation shall propose to effect the Liquidation of the Corporation;

then in connection with each such event, the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Class B Preferred Stock and shall cause to be mailed to each of the holders of the Class B Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten (10) days prior to the record date specified in (A) below or at least twenty (20) days before the date specified in (B) below, a notice stating:

                                      13 -

               (1) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

               (2) the date on which such reclassification, consolidation, merger, or Liquidation is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, or Liquidation.

          (12)     Certificate  as  to Adjustments.  Upon the occurrence of each
                   -------------------------------
adjustment or readjustment pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Class B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Class B Preferred Stock furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments; (ii) the Conversion Price then in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Class B Preferred Stock.

          (13)     Stock  to  be  Reserved.  The  Corporation  will at all times
                   -----------------------
after the amendment of the Articles of Incorporation increasing the number of authorized shares of Common Stock to at least 200,000,000, reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Class B Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Class B Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully-paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange or market upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Class B Preferred Stock would exceed the total number of shares of Common Stock then authorized by these Articles of Incorporation, as amended.


                                      14 -

          (14)     Issue Tax.  The issuance of certificates for shares of Common
                   ---------
Stock upon conversion of the Class B Preferred Stock, shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Class B Preferred Stock which is being converted.

     Section  5.     Mandatory  Conversion.
                     ---------------------

          (1) The Corporation may require the conversion of all of the outstanding Class B Preferred Stock (i) in conjunction with a Qualified Offering (as defined) or (ii) at any time after the first year anniversary of the First Issue Date if: (1) the Common Stock shall have been listed for trading on the New York Stock Exchange, the Nasdaq National Market System or the American Stock Exchange (each, an "Exchange"); (2) the Common Stock shall have traded on such
Exchange for a period of at least 20 consecutive trading days at a price per share of at least $5.00 (subject to appropriate adjustment for Recapitalization Events); and (3) the average daily trading volume of the Common Stock during such 20 consecutive trading day period shall be at least $1,000,000; provided,
                                                                       --------
that,  the  shares of Common Stock issuable upon such conversion shall have been
 ---
Registered (as defined) and listed on each securities exchange, over-the-counter market or on the Nasdaq National Market on which similar securities issued by the Corporation are then listed. "Registered" shall refer to a registration effected by preparing and filing with the Securities and Exchange Commission (the "Commission") a registration statement in compliance with the Securities Act of 1933, as amended, and the declaration or ordering by the Commission of the effectiveness of such registration statement. A mandatory conversion pursuant to a Qualified Offering shall only be effected at the time of and subject to the closing of the Qualified Offering and upon written notice of such mandatory conver-sion delivered to all holders of Class B Preferred Stock at least seven (7) days prior to such closing. The Corporation shall deliver written notice of a mandatory conversion pursuant to clause (ii) of this paragraph (a) to all holders of Class B Preferred Stock at least seven (7) days prior to such conversion. For purposes of this paragraph (a), the term "Qualified Offering" shall mean the sale by the Corporation of its Common Stock or other equity interests in a firm commitment underwritten public offering at a purchase price per share in excess of $4.00 per share (subject to appropriate adjustment for Recapitalization Events) yielding net aggregate proceeds to the Corporation in excess of $30,000,000, other than any offering of Common Stock deemed to occur pursuant to the Pensat Transaction.

          (2) On the date fixed for conversion, all rights with respect to the Class B Preferred Stock so converted will terminate upon conversion. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the date of such conversion and the surrender of the certificate or certificates for Class B Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in
Section 4(c) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.


                                      15 -

          (3) All certificates evidencing shares of Class B Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the date such certificates are so required to be surrendered, be deemed to have been retired and canceled and the shares of Class B Preferred Stock represented thereby converted into Common Stock for all purposes as of the date of conversion set forth in paragraph (a) above, notwithstanding the failure of the holder or holders thereof to surrender such certificates.

     Section  6.     Mandatory  Exchange.
                     -------------------

          (1) The Corporation shall be required to exchange all of the shares of Class B Preferred Stock for shares of Common Stock on the twelfth anniversary of the First Issue Date for shares of Class B Preferred Stock; provided, that, the shares of Class B Preferred Stock so issued shall have been
--------   ----
Registered and listed on each securities exchange, over-the-counter market or on the Nasdaq National Market on which similar securities issued by the Corporation are then listed.

          (2) The exchange price shall be paid by the Corporation in shares of Common Stock and shall be in an amount equal to the Liquidation Price, as defined in Section 2 (a) of this Certificate (the "Exchange Price"). The number of shares of Common Stock to be issued shall be determined by dividing (i) the Exchange Price by (ii) the average trading price per share of Common Stock for the 20 consecutive trading days immediately prior to the date fixed for redemption discounted by five percent (5%).

          (3) The Corporation shall provide each holder of Class B Preferred Stock with a written notice of exchange (addressed to the holder at its address as it appears on the stock transfer books of the Corporation), not earlier than sixty (60) nor later than twenty (20) days before the date fixed for exchange. The notice of exchange shall specify (i) the class of shares to be exchanged;
(ii) the date fixed for exchange; (iii) the Exchange Price; and (iv) the place the holders of Class B Preferred Stock may obtain payment of the Exchange Price upon surrender of their certificates. If shares of Common Stock are available on the date fixed for exchange, then whether or not shares are surrendered for payment of the Exchange Price, the shares shall no longer be outstanding and the holders thereof shall cease to be shareholders of the Corporation with respect to the shares exchanged on and after the date fixed for exchange and shall be entitled to receive the Exchange Price without interest upon the surrender of the share certificate.

     Section  7.     Preemptive  Rights.
                     ------------------


                                      16 -

          (1) Each holder of the Class B Preferred Stock shall be entitled to a preemptive right to purchase its pro rata share of all or any part of any
                                        --- ----
New Securities (as defined) which the Corporation may, from time to time, sell and issue. Such holder's pro rata share, for purposes of this preemptive right,
                          --- ----
is the ratio that the number of whole shares of Common Stock into which the shares of Class B Preferred Stock held by such holder (including any Additional Shares) are convertible plus the number of shares of Common Stock then held by the holder as a result of the conversion of Class B Preferred Stock together with the number of shares such Holder is entitled to purchase pursuant to Warrants bears to the total number of shares of Common Stock of the Corporation on a fully-diluted basis.

          (2)     Except  as  set  forth  in the next sentence, "New Securities"
shall mean any shares of capital stock of the Corporation, including Common Stock, whether now authorized or not, and rights, options or warrants to purchase said shares of capital stock, and securities of any type whatsoever that are, or may become, convertible into said shares of capital stock. Notwithstanding the foregoing, "New Securities" does not include (i) securities offered to the public generally pursuant to a registration statement filed with the Commission and declared effective under the Securities Act, (ii) securities issued in connection with the acquisition of another entity by the Corporation by merger, purchase of substantially all of the assets or other reorganization or in a transaction governed by Rule 145 under the Exchange Act, (iii) options exercisable for Common Stock issued to employees, officers, directors or consultants of the Company outstanding as of the First Issue Date or options issued to employees, officers, directors or consultants of the Corporation pursuant to the Employment Plan, the Executive Plan or the Director Plan or a stock option plan adopted by the Board of Directors and approved by a Supermajority the holders of Class B Preferred Stock after the First Issue Date,
(iv) shares of Common Stock issued on conversion of outstanding Class B Preferred Stock; (v) shares of Common Stock issued upon exercise of rights, convertible securities or warrants (A) outstanding as of the First Issue Date or
(B) issued in connection with the sale of Class B Preferred Stock under the Securities Purchase Agreement, (vi) stock issued pursuant to any rights or agreements, including without limitation convertible securities, options and warrants, provided, that, the preemptive rights established by this Section 7
           --------   ----
shall apply with respect to the initial sale or grant by the Corporation of interests in its capital stock pursuant to such rights or agreements, or (vii) stock issued in connection with any stock split, stock dividend or recapitalization by the Corporation.

          (3) In the event the Corporation proposes to undertake an issuance of New Securities, it shall give the holders of the Class B Preferred Stock written notice of its intention, describing the type of New Securities, and the price and terms upon which the Corporation proposes to issue the same. Each holder of Class B Preferred Stock shall have ten (10) days from the date of receipt of any such notice to agree to purchase up to its respective pro rata
                                                                        --- ----
share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Corporation and stating therein the quantity of New Securities to be purchased.

          (4) In the event a holder fails to exercise such preemptive right within said forty-day period (each such holder a "Non-Electing Holder"), the Corporation shall give the holders that have elected to exercise such preemptive right within said forty-day period (each such holder an "Electing Holder") written notice of each Non-Electing Holder's failure to exercise its preemptive right to purchase its pro rata share of the New Securities (such securities, the
                      --- ----
"Additional New Securities"). Each Electing Holder shall have ten (10) days from the date of receipt of any such notice to elect to purchase up to its pro
                                                                             ---
rata  share  of  the  Additional  New Securities by giving written notice to the
----
Corporation and stating therein the quantity of such New Securities to be purchased.


                                      17 -

          (5) In the event any Electing Holder fails to exercise its preemptive right pursuant to paragraph (d) above within said thirty-day period, the Corporation shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of Additional New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) to sell the Additional New Securities not elected to be purchased by Electing Holders at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Corporation notice. In the event the Corporation has not sold the Additional New Securities or entered into an agreement to sell the Additional New Securities within said ninety-day period (or sold and issued Additional New Securities in accordance with the foregoing within sixty (60) days from the date of said agreement), the Corporation shall not thereafter issue or sell any of such Additional New Securities, without first offering such securities in the manner provided above.

          (6) In the event no holders exercise their respective preemptive right pursuant to paragraph (c) above within said thirty-day period, the Corporation shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) to sell the New Securities not elected to be purchased by holders of the Class B Preferred Stock at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Corporation's notice. In the event the Corporation has not sold the New Securities or entered into an agreement to sell the New Securities within said ninety-day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of said agreement), the Corporation shall not thereafter issue or sell any of such New Securities, without first offering such securities in the manner provided above.

     Section  8.     Events  of  Noncompliance.
                     -------------------------

          (1)     Definition.  An Event of Noncompliance shall have occurred if:
                  ----------

          (1) the Corporation fails to pay on any Dividend Payment Date the full amount of dividends then accrued on the Class B Preferred Stock, whether or not such payments are legally permissible or are prohibited by any agreement to which the Corporation is subject;

          (2) the Corporation fails to exchange the Class B Preferred Stock as required hereunder, whether or not such redemption is legally permissible or is prohibited by any agreement to which the Corporation is subject;

          (3) subject to subparagraph (iv) below, the Corporation breaches any provision of that certain Registration Rights Agreement dated as of September 7, 1999, by and among Pointe Communications Corporation, TSG, OCP II, and OCP III (the "Registration Rights Agreement") and fails to cure such breach within 45 days of notice thereof (in which case, the Event of Noncompliance shall be deemed to have occurred on the original date of such breach); or


                                      18 -

          (4) the Corporation breaches Section 2.1(a) of the Registration Rights Agreement.

          (2)     Consequences  of  Events  of  Noncompliance.
                  -------------------------------------------

          (1) If an Event of Noncompliance has occurred, (1) the dividend rate on the Class A Preferred Stock set forth in Section 1(a) shall be deemed to increase immediately by an increment of twelve (12) percentage points and (2) all dividends on the Class B Preferred Stock thereafter shall be paid by the issuance of Additional Shares as set forth in Section 1(e). Any increase of the dividend rate resulting from the operation of this subparagraph shall terminate as of the close of business on the date on which no Event of Noncompliance exists.

          (2) If any Event of Noncompliance of the type described in subparagraph 8(a)(i) has occurred, for each such occurrence of the failure to pay on any Dividend Payment Date the full amount of dividends then accrued on the Class B Preferred, whether or not such payments are legally permissible or are prohibited by any agreement to which the Corporation is subject, the Conver-sion Price shall be reduced immediately by fifty percent (50%) from the Conversion Price in effect immediately prior to such adjustment. In no event shall any Conversion Price adjustment be rescinded.

          (3) If any Event of Noncompliance exists, each holder of Class B Preferred Stock shall also have any other rights which such holder is entitled to under the Securities Purchase Agreement or any other contract or agreement with such holder at any time and any other rights which such holder may have pursuant to applicable law.

     The foregoing was duly adopted by the Board of Directors as of September 7, 1999, pursuant to the provisions of the General Corporation Law of the Nevada Revised Statutes.


                                      19 -

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be signed by the undersigned as of September __, 1999.

                              POINTE  COMMUNICATIONS  CORPORATION


                              By:______________________________
                              Name:  Patrick  E.  Delaney
                              Title:  Executive  Vice  President

                              By:______________________________
                              Name:  Charles  M.  Cushing,  Jr.
                              Title:  Secretary

     ACKNOWLEDGMENT

State  of  ________________)
                           )  ss:
County  of  _______________)

     On  this  ___  day  of  September,  1999, before me, the undersigned Notary
Public, duly commissioned and sworn, personally appeared Patrick E. Delaney, personally known to me (or proved to me on the basis of satisfactory evidence) to be the Executive Vice President of the entity that executed the within instrument, and known to me to be the person who executed the within instrument on behalf of the entity therein named, and acknowledged to me that such entity duly executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

                              ______________________________
                              (Notary Public in and for the aforesaid County and
State)

[SEAL]                        My  Commission  Expires  on:

                              ______________________________


                                      20 -